SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 13, 2005

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

1

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On January 13, 2005, Hancock Holding Company
issued a press release describing its earnings for the fiscal year ended
December 31, 2004.  The press release and related financial statements are attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated January 13, 2005, headed "Hancock Holding
                             Company reports 2004 earnings - up 12 percent" and
                             related financial statements.

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2005
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

3

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release                For More Information
---------------------                --------------------
January 13, 2005                     George A. Schloegel, Chief Executive Officer
                                     Carl J. Chaney, CFO, Hancock Holding Company
                                     Paul D. Guichet, V.P., Investor Relations
                                     800.522.6542 or 228.214.5242

-------------------------------------------------------------------------------------------------------------------

                    Hancock Holding Company reports 2004 earnings - up 12 percent

     GULFPORT,  MS (January 13, 2005) - Hancock Holding  Company  (NASDAQ:  HBHC) today announced  earnings for the year ended  December 31, 2004.  Net income for 2004 totaled $61.70  million,  compared to $54.96  million  reported for 2003, an increase of $6.74 million,  or 12 percent.  Diluted  earnings per share for 2004 were $1.87,  compared to $1.64 for 2003, resulting in an increase of $0.23 per share, or 14 percent.

     Net income for the fourth  quarter of 2004 was $15.79  million  and  diluted  earnings  per share were  $0.48.
Compared to the fourth quarter of 2003, net income was $543,000,  or 4 percent,  higher, while diluted earnings per share were $0.02,  or 4 percent,  higher.  Compared to the third  quarter of 2004,  net income was  $395,000,  or 3 percent, higher, while diluted earnings per share were $0.01, or 2 percent, higher.

     The Company  increased  the  quarterly per share common  dividend  twice during 2004.  The quarterly per share common dividend now stands at $0.165 per share.

     Hancock  Holding  Company  President  Leo W.  Seal,  Jr.  commented,  "We are  pleased to have  increased  the quarterly per share common dividend by $0.05 per share, or 43 percent, during 2004."

     Key performance trends and highlights for the fourth quarter of 2004 included:

     o  Return on average  assets was 1.39  percent,  or 2 basis points higher the previous  quarter,  but 8 basis points lower than the same quarter a year ago;  return on average  common  stockholders'  equity was 13.54 percent,  or 13 basis  points  lower than the third  quarter of 2004 and 167 basis  points  lower than the fourth quarter of 2003.

     o  Net interest margin (tax equivalent "te") was 4.53 percent in the current  quarter,  11 basis points wider than the prior quarter and only one basis point lower than the fourth  quarter of 2003.  In addition,  net interest income was up $1.42 million,  or 3 percent,  from the prior quarter,  but up $3.10 million,  or 7 percent, from the fourth quarter of 2003.

     o  Average  loans grew $73 million,  or 3 percent,  over the previous  quarter and improved the  loan/deposit ratio to 75 percent for the current  quarter.  Average  loans  expanded  by $320  million,  or 13 percent, from the same quarter a year ago. Major growth  categories  from fourth quarter 2003 included  commercial, mortgage and indirect consumer loans.

     o  Non-performing  assets to loans and  foreclosed  assets at  December  31,  2004 fell 4 basis  points  from
        September  30,  2004 to 0.40  percent,  while the ratio of accruing  loans 90 days past due to  period-end loans fell 1 basis point to 0.19 percent.

                                                     - more -

     o  Net  charge-offs  as a percent of average loans for the fourth  quarter 2004 was .56 percent,  an increase of 11 basis  points from the prior  quarter,  but 5 basis  points  lower than the same quarter a year ago.
        Increases in net charge-offs were reflected primarily in commercial and indirect consumer loans.

     o  There were no common stock  repurchases  during the fourth quarter of 2004,  however,  the total number of shares repurchased for the year ended December 31, 2004 was 236,034 shares.

     In commenting on Hancock's operating results for 2004, George A. Schloegel,  Chief Executive Officer,  stated,
"It is with great pride that I join my fellow  associates at Hancock Holding  Company in reporting  another year of record  earnings.  While we are delighted with the 12 percent increase in earnings over 2003, we are also committed to continuing the established legacy of strength,  stability and integrity,  while also working to provide superior returns to our shareholders."

Net Interest Income

     Net interest  income (te) for the fourth  quarter of 2004  increased  $3.10  million,  or 7 percent,  from the fourth  quarter  of 2003,  and was $1.42  million,  or 3  percent,  higher  than the  third  quarter  of 2004.  The
Company's net interest  margin (te) was 4.53 percent in the fourth quarter of 2004, 1 basis point narrower than the same quarter a year ago, and 11 basis points wider than the previous quarter.

     Compared to the same  quarter a year ago,  the primary  driver of the $3.10  million  increase in net interest income (te) was a $284 million,  or 8 percent,  increase in average  earning assets mainly from average loan growth of $320 million,  or 13 percent.  The Company's loan growth and overall  increase in earnings  assets was primarily funded by average  deposit  growth of $194 million,  or 6 percent,  together with a net decrease in the  securities portfolio  of $42  million,  or 3 percent.  This overall  improvement  in earning  asset mix enabled the Company to improve  its loan to deposit  ratio from 70  percent  in the  fourth  quarter of 2003 to 75 percent in the  current quarter.  In  addition,  loans now  comprise 67 percent of the  Company's  earning  asset  base,  as compared to 64 percent for the same  quarter a year ago.  The net  interest  margin (te)  narrowed  slightly (by 1 basis point) as the cost of funds  increased  more  rapidly  (5 basis  points)  than the  overall  yield on loans,  securities  and short-term  investments (4 basis points).  The Company's ability to effect  continuing  improvements in the earning asset mix remains a significant positive contributor to future earnings expansion.

     The higher  level of net  interest  income (te) (up $1.42  million,  or 3 percent) and the higher net interest margin (up 11 basis points) as compared to the previous  quarter was primarily due to a 14 basis point  increase in the average earning asset yield.  The cumulative  impact of five recent Federal  Reserve  short-term rate increases positively  affected the Company's net interest margin and level of net interest income.  In addition,  the Company was able to limit any increase in overall  funding  costs to 3 basis points  during the current  quarter as efforts were made to limit any increase in deposit costs to  longer-term  time deposit  maturities.  Also  contributing  to the expanded  margin and higher net interest  income  levels was a $73 million,  or 3 percent,  increase in average loans from the previous  quarter,  which was funded largely through  short-term  borrowings and cash flows from the securities  portfolio.  Average  deposits  were down $5 million,  or less than 1 percent,  from the prior  quarter.
Interest-bearing deposits decreased by $22 million as non-interest bearing deposits increased by $17 million.

                                                     - more -

Asset-Liability Management

     Rising  interest  rates  expose many banks to interest  rate risk due to the  potential  for  interest-bearing liabilities  to mature or re-price on a different  basis than  interest-earning  assets.  The  Company's  strategic management  of  operations  and net  portfolio  values in 2004  brought  about  positive  reactions  to the rise in interest  rates during the second half of the year.  Strategic  planning  forecasts  reflect  stability in earnings growth.

     According to the Company's  methodology,  rate increases of 100 and 200 basis points are projected to increase net  interest  income  between 3 percent and 6 percent.  Key  components  to the ability to increase  earnings in a rising rate  environment  are absence of margin  compression and consistency in the level of variable rate lending.
At year-end 2004,  variable rate loans comprised 40 percent of the total loan portfolio  versus 39 percent of total loans one year ago.

     Along  with tight  control  of funding  costs (up only 3 basis  points  from  third to fourth  quarter  2004), management of the Company's  securities  portfolio has contributed  favorably to margin  performance.  Laddering of the  securities  portfolio  cash flows has been  matched  appropriately  with the  rising  rate  environment.  This contributed  to a 13 basis point  increase in the  security  portfolio  yield in the current  quarter from the same quarter a year ago.

     As part of its  Asset-Liability  Management  strategy,  the Company closely monitors the effective duration of its securities  portfolio.  The  portfolio's  effective  duration  remains well within  management's  target range.
Currently,  the  effective  duration is 2.60 versus 2.76 one quarter  ago. An  instantaneous  rate  increase of 100 basis  points  would  move the  effective  duration  to 3.60,  while a 200 basis  points  rise  would  result in an effective duration of 4.07.

Non-Interest Income and Expense

     Non-interest income for the fourth quarter of 2004 was up $2.38 million,  or 12 percent,  compared to the same quarter a year ago and was up $1.06  million,  or 5 percent,  compared to the third quarter of 2004.  Impacting the change from the same quarter a year ago were higher levels of insurance  fees (up $1.27  million),  mostly  related to the December 31, 2003 purchase of Magna Insurance Company.  In addition,  increases were reflected in trust fees
(up $511,000),  debit card & merchant fees (up $302,000) and secondary  mortgage  market  operations (up $907,000).
However,  investment  and  annuity  fees and other  income  were down  $293,000  and  $410,000,  respectively.  The increase from the prior quarter was concentrated in secondary mortgage market operations (up $960,000).

     The Company  maintains a mortgage  servicing  portfolio of  approximately  $380 million and must  periodically perform a valuation of those servicing rights.  During 2003, the Company  established a valuation  allowance in the amount of $850,000 for the  mortgage  servicing  rights  intangible,  due to an increase in the  expected  speed of mortgage loan prepayments resulting from the then low interest rate environment.  However,  changes in the interest rate  environment  caused the  valuation of the  servicing  rights  intangible  to improve,  which  necessitated  a reversal of the $850,000 valuation allowance in the fourth quarter of 2004.

     Excluding  the impact of the  aforementioned  reversal  of  mortgage  servicing  rights  valuation  allowance, non-interest  income increased $214,000,  or 1 percent,  from the third quarter of 2004 and was $1.53 million, or 8 percent, higher than the same quarter a year ago.

                                                     - more -

Operating  expenses for the fourth quarter of 2004 were $2.38 million,  or 7 percent,  higher  compared to the same quarter a year ago, but were $361,000, or less than 1 percent, lower than the previous quarter.

     Significant  factors driving the $361,000  decrease in operating  expenses from the previous  quarter included an $800,000  reversal of  previously  accrued  expense  related to favorable  claims  experience  in the  Company's medical  plan.  In  addition,  a recovery  of $1.15  million in  previously  paid  franchise  taxes to the state of
Mississippi  was reflected in the fourth quarter  expense base.  Excluding the  aforementioned  items results in an overall  increase in operating  expenses from the previous  quarter of $1.59 million,  or 4 percent,  due to higher levels of personnel costs (up $1.04 million),  advertising expense (up $372,000) and occupancy/equipment  costs (up
$286,000).

     The increase from the same quarter a year ago resulted from higher  personnel  expense (up $2.46  million) and higher levels of  occupancy/equipment  costs (up  $482,000).  An increase in full time  equivalent  employees of 33 from  December  31,  2003 to  December  31,  2004,  higher  costs  related  to the  Company's  expansion  into  the
Tallahassee,  Florida  market and  expenses  associated  with  compliance  with  section 404 of the  Sarbanes-Oxley legislation all contributed to higher expenses in the current quarter.

     The Company's  efficiency  ratio  (expressed  as operating  expenses as a percent of total revenue (te) before gain or loss on sale of securities  transactions and  amortization of purchased  intangibles) was 54.95 percent for the  fourth  quarter  of 2004.  This was  compared  to 56.12  percent  for the same  quarter a year ago,  and 57.55 percent for the previous  quarter.  The Company's  number of full service  banking  facilities  stands at 102 as of
December  31,  2004,  down 1 from  September  30,  2004,  but up 1 from the prior  year.  The  number of  full-time equivalent  employees was 1,767 at December 31, 2004, up 36 from  September 30, 2004 and an increase of 33 from one year ago.

Asset Quality

     Non-performing  assets as a percent of total loans and  foreclosed  assets was 0.40  percent at  December  31,
2004,  compared to 0.44 percent at September 30, 2004.  Non-performing  assets  decreased  $928,000 from  September
30, 2004 and were  reflected in both lower  levels of  non-accrual  loans and  foreclosed  assets.  Compared to the fourth quarter of 2003,  non-performing  assets as a percent of total loans and foreclosed assets was down 33 basis points from the 0.73 percent  reported at December 31, 2003.  The  composition  of the Company's  $10.99 million of non-performing  assets continues to reflect  significant  granularity  with only 4 credits or properties  exceeding
$250,000 and 136  credit/properties  below  $250,000.  The Company's  ratio of accruing  loans 90 days or more past due to total loans was 0.19 percent at December 31, 2004,  compared to 0.20 percent at September  30, 2004 and 0.15 percent at December 31, 2003.

     The Company's  allowance for loan losses increased $1.95 million,  or 5 percent, to $40.68 million at December
31, 2004 from $38.73  million at September 30, 2004 and was $3.93  million,  or 11 percent,  higher than the $36.75 million  reported at December 31, 2003.  The increase in the  allowance  for loan losses from December 31, 2003 was a function of the Company's  allowance  methodology as well as $300 million of period-end  loan growth  experienced between  December  31, 2003 and  December  31,  2004.  The ratio of the  allowance  for loan losses as a percent of period-end  loans was 1.48 percent at December 31,  2004,  compared to 1.45 percent at September  30, 2004 and 1.50 percent at December 31, 2003. The reserve  coverage ratio  (allowance  for loan losses to  non-performers  and past dues) was 252 percent in fourth  quarter 2004, as compared to 170 percent in fourth  quarter 2003,  and 225 percent in third quarter 2004.

                                                     - more -

     Annualized  net  charge-offs  as a percent of average loans for the fourth  quarter of 2004 were 0.56 percent, compared to 0.45 percent for the third  quarter of 2004.  Net  charge-offs  increased  $876,000  from third quarter
2004 and were  reflected  primarily in higher levels of  charge-offs  in commercial  and indirect  consumer  loans.
Compared to the fourth quarter of 2003, net charge-offs  increased $159,000,  however,  the ratio of annualized net charge-offs  as a percent of average loans  decreased 5 basis  points.  The provision for loan losses in the fourth quarter of 2004 was $5.80  million,  or 151 percent of the  quarter's net  charge-offs.  This compares to the $3.39 million  provision for the third quarter of 2004 and $4.18 million  provision for the fourth  quarter of 2003;  the ratio of provision for loan losses to net charge-offs was 114 percent for both comparative quarters.

General

     Hancock  Holding  Company  subscribes  to the highest  standards of corporate  responsibility  with respect to legal,  moral, and regulatory  relationships  with  shareholders,  customers,  employees,  and communities  Hancock serves.  Accordingly,  these unwavering  business  principles support a corporate culture of ethical compliance and accountability  that ensures that  financial  statements  are prepared in  accordance  with  accounting  principles generally accepted in the United States of America (GAAP).

     Hancock Holding  Company - parent company of Hancock Bank  (Mississippi),  Hancock Bank of Louisiana,  Hancock
Bank of Florida and Magna  Insurance  Company - has assets of $4.7 billion at December  31, 2004.  Founded in 1899,
Hancock  Bank stands  among the  strongest,  safest  five-star  financial  institutions  in America.  Hancock  Bank operates 102  full-service  offices and more than 140  automated  teller  machines  throughout  South  Mississippi,
Louisiana and Florida as well as subsidiaries  Hancock  Investment  Services,  Inc.,  Hancock Insurance Agency, and
Harrison  Finance Company.  Investors can access  additional  corporate  information or online banking and bill pay services at www.hancockbank.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the Private
Securities  Litigation Act of 1995 in an effort to encourage  corporations to provide  information about companies'
anticipated  future  financial  performance.  This act provides a safe harbor for such  disclosure,  which protects the companies  from  unwarranted  litigation if actual  results are different from  management  expectations.  This release  contains  forward-looking  statements  and reflects  management's  current  views and  estimates of future economic  circumstances,  industry conditions,  company performance,  and financial results.  These forward-looking statements  are subject to a number of factors and  uncertainties  which could cause the company's  actual  results and  experience  to  differ  from the  anticipated  results  and  expectations  expressed  in such  forward-looking statements.

                                                     - more -

Hancock Holding Company                                                                        - Add 5 -
Financial Highlights
(amounts in thousands, except per share data)
(unaudited)

                                                                                Three Months Ended          Twelve Months Ended
                                                                      ---------------------------------    -----------------------
                                                                        12/31/2004  9/30/2004  12/31/2003  12/31/2004   12/31/2003
                                                                      ------------ ----------  ----------  -----------  ----------
Per Common Share Data

Earnings per share:
    Basic                                                                  $0.49      $0.47       $0.48       $1.91         $1.70
    Diluted                                                                $0.48      $0.47       $0.46       $1.87         $1.64
Cash dividends per share                                                  $0.165     $0.165      $0.115      $0.580        $0.440
Book value per share (period end)                                         $14.32     $14.16      $13.06      $14.32        $13.06
Tangible book value per share (period end)                                $12.16     $12.03      $11.19      $12.16        $11.19
Weighted average number of shares:
    Basic                                                                 32,467     32,495      30,510      32,390        30,714
    Diluted                                                               33,078     33,054      33,288      33,052        33,410
Period-end number of shares                                               32,440     32,472      30,450      32,440        30,450
Market data:
    High closing price                                                    $34.83     $34.27      $29.25      $34.83        $29.25
    Low closing price                                                     $30.00     $27.32      $24.68      $25.00        $21.00
    Period end closing price                                              $33.46     $31.79      $27.29      $33.46        $27.29
    Trading volume                                                         2,781      2,792       2,963      11,572        11,411

Other Period-end Data

FTE Headcount                                                              1,767      1,731       1,734       1,767         1,734
Tangible common equity                                                  $394,389   $390,696    $340,583    $394,389      $340,583
Tier I capital                                                          $399,320   $391,098    $378,262    $399,320      $378,262
Goodwill                                                                 $55,409    $56,474     $49,100     $55,409       $49,100
Amortizable intangibles                                                  $12,263    $10,852      $5,376     $12,263        $5,376
Mortgage servicing intangibles                                            $2,520     $1,922      $2,755      $2,520        $2,755

Performance Ratios

Return on average assets                                                   1.39%      1.37%       1.47%       1.39%         1.34%
Return on average common equity                                           13.54%     13.67%      15.21%      13.79%        13.88%
Earning asset yield (TE)                                                   6.00%      5.86%       5.96%       5.88%         5.99%
Total cost of funds                                                        1.47%      1.44%       1.42%       1.44%         1.54%
Net interest margin (TE)                                                   4.53%      4.42%       4.54%       4.44%         4.45%
Non-interest expense as a percent of total revenue (TE)
    before amortization of purchased intangibles and
    securities transactions                                               54.95%     57.55%      56.12%      57.33%        57.83%
Average common equity as a percent of average total assets                10.26%     10.00%       9.63%      10.11%         9.63%
Leverage ratio                                                             8.97%      8.86%       9.29%       8.97%         9.29%
Tangible common equity to assets                                           8.58%      8.83%       8.32%       8.58%         8.32%
Net charge-offs as a percent of average loans                              0.56%      0.45%       0.61%       0.48%         0.59%
Allowance for loan losses as a percent of period end loans                 1.48%      1.45%       1.50%       1.48%         1.50%
Allowance for loan losses to NPAs + accruing loans 90 days past due      251.85%    225.17%     169.73%     251.85%       169.73%
Provision for loan losses to net charge-offs                             150.98%    114.34%     113.59%     131.19%       115.29%
Loan/Deposit Ratio                                                        75.19%     73.07%      70.10%      72.16%        65.69%
Non-interest income excluding securities transactions,
    as a percent of total revenue (TE)                                    32.37%     31.98%      31.40%      33.77%        30.40%

                                                                  - more -

Hancock Holding Company                                                                         - Add 6 -
Financial Highlights
(amounts in thousands, except per share data)
(unaudited)
                                                                     -------------------------------------  -----------------------
                                                                                Three Months Ended            Twelve Months Ended
                                                                     -------------------------------------  -----------------------
                                                                      12/31/2004   9/30/2004    12/31/2003   12/31/2004  12/31/2003
                                                                     ------------ ------------ -----------  -----------  ----------
Asset Quality Information

Non-accrual loans                                                       $7,480       $7,770     $12,161        $7,480    $12,161
Foreclosed assets                                                        3,513        4,151       5,809         3,513      5,809
                                                                   ---------------------------------------------------------------
Total non-performing assets                                            $10,993      $11,921     $17,970       $10,993    $17,970
                                                                   ---------------------------------------------------------------
Non-performing assets as a percent of loans and foreclosed assets        0.40%        0.44%       0.73%         0.40%      0.73%
Accruing Loans 90 days past due                                         $5,160       $5,277      $3,682        $5,160     $3,682
Accruing Loans 90 days past due as a percent of loans                    0.19%        0.20%       0.15%         0.19%      0.15%
Non-performing assets + accruing loans 90 days past due
  to loans and foreclosed assets                                         0.59%        0.64%       0.88%         0.59%      0.88%

Net charge-offs                                                         $3,839       $2,963      $3,680       $12,605    $13,144
Net charge-offs as a percent of average loans                            0.56%        0.45%       0.61%         0.48%      0.59%

Allowance for loan losses                                              $40,682      $38,725     $36,750       $40,682    $36,750
Allowance for loan losses as a percent of period end loans               1.48%        1.45%       1.50%         1.48%      1.50%
Allowance for loan losses to NPAs + accruing loans 90 days past due    251.85%      225.17%     169.73%       251.85%    169.73%

Provision for loan losses                                               $5,796       $3,388      $4,180       $16,537    $15,154
Provision for loan losses to net charge-offs                           150.98%      114.34%     113.59%       131.19%    115.29%

Allowance for Loan Losses

Beginning Balance                                                      $38,725      $38,300     $36,250       $36,750    $34,740
Provision for loan loss                                                  5,796        3,388       4,180        16,537     15,154
Charge-offs                                                              5,562        4,481       5,446        20,428     19,543
Recoveries                                                               1,723        1,518       1,766         7,823      6,399
                                                                   ---------------------------------------------------------------
Net charge-offs                                                          3,839        2,963       3,680        12,605     13,144
                                                                   ---------------------------------------------------------------
Ending Balance                                                         $40,682      $38,725     $36,750       $40,682    $36,750
                                                                   ---------------------------------------------------------------
Net Charge-Off Information

Net charge-offs:
Commercial/real estate loans                                            $1,003         $734        $599        $3,685     $3,825
Mortgage loans                                                              38          (22)         74           (11)       113
Direct consumer loans                                                    1,173        1,222       1,583         4,213      5,022
Indirect consumer loans                                                    910          402         576         2,327      2,135
Finance company loans                                                      715          627         848         2,391      2,049
                                                                   ---------------------------------------------------------------
Total net charge-offs                                                   $3,839       $2,963      $3,680       $12,605    $13,144

Average loans:
Commercial/real estate loans                                        $1,439,074   $1,396,149  $1,237,715    $1,372,014 $1,140,288
Mortgage loans                                                         408,535      400,710     361,715       392,028    336,603
Direct consumer loans                                                  498,336      487,139     491,340       489,040    494,311
Indirect consumer loans                                                307,413      296,755     248,817       288,005    216,080
Finance Company loans                                                   60,604       59,935      54,598        58,474     50,963
                                                                   ---------------------------------------------------------------
Total average loans                                                 $2,713,963   $2,640,689   2,394,185    $2,599,561 $2,238,245

Net charge-offs to average loans:
Commercial/real estate loans                                             0.28%        0.21%       0.19%         0.27%      0.34%
Mortgage loans                                                           0.04%       -0.02%       0.08%         0.00%      0.03%
Direct consumer loans                                                    0.94%        1.00%       1.28%         0.86%      1.02%
Indirect consumer loans                                                  1.18%        0.54%       0.92%         0.81%      0.99%
Finance Company loans                                                    4.69%        4.16%       6.16%         4.09%      4.02%
                                                                   ---------------------------------------------------------------
Total net charge-offs to average loans                                   0.56%        0.45%       0.61%         0.48%      0.59%

                                                                       - more -

Hancock Holding Company                                                                         - Add 7 -
Financial Highlights
(amounts in thousands, except per share data)
(unaudited)
                                                                        Three Months Ended                Twelve Months Ended
                                                             --------------------------------------    -------------------------
                                                              12/31/2004    9/30/2004    12/31/2003    12/31/2004    12/31/2003
                                                             ------------   ----------   ----------    -----------   -----------
Income Statement

Interest income                                                $59,190      $57,424      $54,697       $226,774       $218,149
Interest income (TE)                                            61,051       59,184       56,464        234,047        225,319
Interest expense                                                15,014       14,567       13,529         57,270         57,961
                                                           ---------------------------------------------------------------------
Net interest income (TE)                                        46,037       44,617       42,936        176,777        167,358
Provision for loan losses                                        5,796        3,388        4,180         16,537         15,154
Non-interest income excluding gains on sale of branches,
  credit card merchant and securities transactions              22,037       20,973       19,657         84,860         73,089
Gains on sale of branches & credit card merchant                  -            -            -             5,258            -
Securities transactions gains/(losses)                               4           (2)         553            163          1,667
Non-interest expense                                            37,945       38,306       35,568        154,951        140,208
                                                           ---------------------------------------------------------------------
Income before income taxes                                      22,475       22,134       21,630         88,297         79,582
Income tax expense                                               6,684        6,737        6,382         26,593         24,627
                                                           ---------------------------------------------------------------------
Net income                                                      15,791       15,396       15,248         61,704         54,955
Preferred dividends                                               -            -             663           -             2,654
                                                           ---------------------------------------------------------------------
Net income to common                                           $15,791      $15,396      $14,585        $61,704        $52,301
                                                           =====================================================================
Non-interest Income and Operating Expense

Service charges on deposit accounts                            $11,062      $11,567      $11,071        $43,631        $42,544
Trust fees                                                       2,487        2,281        1,976          9,030          7,724
Debit card & merchant fees                                       1,172        1,197          870          4,271          3,643
Insurance fees                                                   1,824        2,056          557          9,193          2,750
Investment & annuity fees                                          581          438          874          2,295          3,615
ATM fees                                                         1,119        1,129        1,016          4,512          3,994
Secondary mortgage market operations                             1,489          529          582          2,934          1,728
Other income                                                     2,302        1,776        2,712          8,993          7,091
                                                           ---------------------------------------------------------------------
   Non-interest income excluding gains on sale
   of branches, credit card merchant and securities
   transactions                                                 22,037       20,973       19,657         84,860         73,089
Gains on sale of branches and credit card merchant                   0            0            0          5,258              0

Securities transactions gains/(losses)                               4           (2)         553            163          1,667
                                                           ---------------------------------------------------------------------
  Total non-interest income including gains on
  sale of branches, credit card merchant and securities
  transactions                                                  22,041       20,971       20,209         90,281         74,756

Personnel expense                                               21,706       20,664       19,242         86,404         81,409
Occupancy expense (net)                                          2,627        2,470        2,362          9,915          9,286
Equipment expense                                                2,548        2,419        2,331          9,669          9,097
Other operating expense                                         10,526       12,194       11,193         47,018         39,269
Amortization of intangibles                                        538          558          440          1,945          1,148
                                                           ---------------------------------------------------------------------
   Total non-interest expense                                  $37,945      $38,306      $35,568       $154,951       $140,208

                                                                  - more -

Hancock Holding Company                                                                        - Add 8 -
Financial Highlights
(amounts in thousands, except per share data)
(unaudited)

                                                                      Three Months Ended                Twelve Months Ended
                                                      --------------------------------------------- -----------------------------
                                                         12/31/2004      9/30/2004      12/31/2003     12/31/2004     12/31/2003
                                                      -------------- -------------- --------------- -------------- --------------
Period-end Balance Sheet

Commercial/real estate loans                             $1,464,595     $1,414,104      $1,279,925     $1,464,595     $1,279,925
Mortgage loans                                              408,726        404,697         362,274        408,726        362,274
Direct consumer loans                                       503,443        495,357         491,925        503,443        491,925
Indirect consumer loans                                     310,378        302,897         258,803        310,378        258,803
Finance Company loans                                        61,419         60,436          55,716         61,419         55,716
                                                     ----------------------------------------------------------------------------
Total loans                                               2,748,560      2,677,490       2,448,644      2,748,560      2,448,644
Securities                                                1,302,369      1,349,594       1,278,049      1,302,369      1,278,049
Short-term investments                                      150,261          7,403          11,288        150,261         11,288
                                                     ----------------------------------------------------------------------------
Earning assets                                            4,201,191      4,034,487       3,737,981      4,201,191      3,737,981
                                                     ----------------------------------------------------------------------------
Allowance for loan losses                                   (40,682)       (38,725)        (36,750)       (40,682)       (36,750)
Other assets                                                504,218        495,887         449,127        504,218        449,127
                                                     ----------------------------------------------------------------------------
Total assets                                             $4,664,726     $4,491,649      $4,150,358     $4,664,726     $4,150,358
                                                      ============== ============== =============== ============== ==============
Non-interest bearing deposits                              $697,353       $650,484        $636,745       $697,353       $636,745
Interest bearing transaction deposits                     1,336,620      1,358,262       1,338,760      1,336,620      1,338,760
Interest bearing Public Fund deposits                       702,107        569,627         503,204        702,107        503,204
Time deposits                                             1,061,865      1,023,932         969,138      1,061,865        969,138
                                                     ----------------------------------------------------------------------------
Total interest bearing deposits                           3,100,591      2,951,821       2,811,102      3,100,591      2,811,102
                                                     ----------------------------------------------------------------------------
Total deposits                                            3,797,945      3,602,304       3,447,847      3,797,945      3,447,847
Other borrowed funds                                        251,111        283,112         210,158        251,111        210,158
Other liabilities                                           151,089        146,289          57,471        151,089         57,471
Preferred stock                                                   -              -          37,067              -         37,067
Common shareholders' equity                                 464,582        459,943         397,814        464,582        397,814
                                                     ----------------------------------------------------------------------------
Total liabilities, preferred stock & common equity       $4,664,726     $4,491,649      $4,150,358     $4,664,726     $4,150,358
                                                     ============================================================================
Average Balance Sheet

Commercial/real estate loans                             $1,439,074     $1,396,149      $1,237,715     $1,372,014     $1,140,288
Mortgage loans                                              408,535        400,710         361,715        392,028        336,603
Direct consumer loans                                       498,336        487,139         491,340        489,040        494,311
Indirect consumer loans                                     307,413        296,755         248,817        288,005        216,080
Finance Company loans                                        60,604         59,935          54,598         58,474         50,963
                                                     ----------------------------------------------------------------------------
Total loans                                               2,713,963      2,640,689       2,394,185      2,599,561      2,238,245
Securities                                                1,320,529      1,368,701       1,362,532      1,345,350      1,466,156
Short-term investments                                       19,517         15,667          13,129         34,911         57,986
                                                     ----------------------------------------------------------------------------
Earning average assets                                    4,054,009      4,025,057       3,769,847      3,979,822      3,762,387
                                                     ----------------------------------------------------------------------------
Allowance for loan losses                                   (39,199)       (38,455)        (36,360)       (38,117)       (35,391)
Other assets                                                506,032        495,787         393,672        482,628        384,954
                                                     ----------------------------------------------------------------------------
Total assets                                             $4,520,841     $4,482,388      $4,127,158     $4,424,334     $4,111,949
                                                     ============================================================================
Non-interest bearing deposits                              $671,758       $654,780        $618,544       $650,106       $604,448
Interest bearing transaction deposits                     1,359,952      1,370,508       1,336,421      1,360,197      1,303,441
Interest bearing Public Fund deposits                       543,584        556,300         492,475        574,266        518,613
Time deposits                                             1,033,974      1,032,267         967,848      1,018,165        980,703
                                                     ----------------------------------------------------------------------------
Total interest bearing deposits                           2,937,510      2,959,075       2,796,743      2,952,629      2,802,757
                                                     ----------------------------------------------------------------------------
Total deposits                                            3,609,268      3,613,856       3,415,287      3,602,734      3,407,205
Other borrowed funds                                        299,782        282,796         237,737        265,431        234,207
Other liabilities                                           147,762        137,664          39,456        106,545         37,435
Preferred stock                                                   -              -          37,068          2,240         37,069
Common shareholders' equity                                 464,030        448,072         397,610        447,384        396,034
                                                     ----------------------------------------------------------------------------
Total liabilities, preferred stock & common equity       $4,520,841     $4,482,388      $4,127,158     $4,424,334     $4,111,949
                                                     ============================================================================

                                                                  - more -

Hancock Holding Company                                                                         - Add 9 -
Financial Highlights
(amounts in thousands, except per share data)
(unaudited)
                                                                           Three Months Ended                Twelve Months Ended
                                                              ----------------------------------------     -----------------------
                                                               12/31/2004      9/30/2004    12/31/2003     12/31/2004   12/31/2003
                                                              ------------     ----------   ----------     ----------   ----------
Average Balance Sheet Mix

Percentage of earning assets/funding sources:
Loans                                                              66.95%         65.61%        63.51%         65.32%       59.49%
Securities                                                         32.57%         34.00%        36.14%         33.80%       38.97%
Short-term investments                                              0.48%          0.39%         0.35%          0.88%        1.54%
                                                             ---------------------------------------------------------------------
Earning average assets                                            100.00%        100.00%       100.00%        100.00%      100.00%
                                                             =====================================================================
Non-interest bearing deposits                                      16.57%         16.27%        16.41%         16.34%       16.07%
Interest bearing transaction deposits                              33.55%         34.05%        35.45%         34.18%       34.64%
Interest bearing Public Fund deposits                              13.41%         13.82%        13.06%         14.43%       13.78%
Time deposits                                                      25.50%         25.65%        25.67%         25.58%       26.07%
                                                             ---------------------------------------------------------------------
Total deposits                                                     89.03%         89.78%        90.59%         90.53%       90.56%
Other borrowed funds                                                7.39%          7.03%         6.31%          6.67%        6.22%
Other net interest-free funding sources                             3.58%          3.19%         3.10%          2.81%        3.22%
                                                             ---------------------------------------------------------------------
Total average funding sources                                     100.00%        100.00%       100.00%        100.00%      100.00%
                                                             =====================================================================
Loan mix:
Commercial/real estate loans                                       53.02%         52.87%        51.70%         52.78%       50.95%
Mortgage loans                                                     15.05%         15.17%        15.11%         15.08%       15.04%
Direct consumer loans                                              18.36%         18.45%        20.52%         18.81%       22.08%
Indirect consumer loans                                            11.33%         11.24%        10.39%         11.08%        9.65%
Finance Company loans                                               2.23%          2.27%         2.28%          2.25%        2.28%
                                                             ---------------------------------------------------------------------
Total loans                                                       100.00%        100.00%       100.00%        100.00%      100.00%
                                                             =====================================================================
Average dollars (in thousands):
Loans                                                          $2,713,963     $2,640,689    $2,394,185     $2,599,561   $2,238,245
Securities                                                      1,320,529      1,368,701     1,362,532      1,345,350    1,466,156
Short-term investments                                             19,517         15,667        13,129         34,911       57,986
                                                             ---------------------------------------------------------------------
Earning average assets                                         $4,054,009     $4,025,057    $3,769,847     $3,979,822   $3,762,387

Non-interest bearing deposits                                    $671,758       $654,780      $618,544       $650,106     $604,448
Interest bearing transaction deposits                           1,359,952      1,370,508     1,336,421      1,360,197    1,303,441
Interest bearing Public Fund deposits                             543,584        556,300       492,475        574,266      518,613
Time deposits                                                   1,033,974      1,032,267       967,848      1,018,165      980,703
                                                             ---------------------------------------------------------------------
Total deposits                                                  3,609,268      3,613,856     3,415,287      3,602,734    3,407,205
Other borrowed funds                                              299,782        282,796       237,737        265,431      234,207
Other net interest-free funding sources                           144,960        128,405       116,823        111,657      120,975
                                                             ---------------------------------------------------------------------
Total average funding sources                                  $4,054,009     $4,025,057    $3,769,847     $3,979,822   $3,762,387

Loans:
Commercial/real estate loans                                   $1,439,074     $1,396,149    $1,237,715     $1,372,014   $1,140,288
Mortgage loans                                                    408,535        400,710       361,715        392,028      336,603
Direct consumer loans                                             498,336        487,139       491,340        489,040      494,311
Indirect consumer loans                                           307,413        296,755       248,817        288,005      216,080
Finance Company loans                                              60,604         59,935        54,598         58,474       50,963
                                                             ---------------------------------------------------------------------
Total average loans                                            $2,713,963     $2,640,689    $2,394,185     $2,599,561   $2,238,245

                                                                  - more -

Hancock Holding Company                                                                                   - Add 10 -
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

                                                                          Three Months Ended
                               ----------------------------------------------------------------------------------------------------
                                              12/31/04                       09/30/04                         12/31/03
                               --------------------------------- --------------------------------   -------------------------------
                                 Interest      Volume     Rate    Interest     Volume       Rate    Interest     Volume       Rate
                               --------------------------------- --------------------------------   -------------------------------
Average Earning Assets
Commercial & real estate
     loans (TE)                    $21,365   $1,439,074   5.91%    $19,650    $1,396,149    5.60%    $17,582   $1,237,715    5.64%
Mortgage loans                       5,743      408,535   5.62%      5,753       400,710    5.74%      5,296      361,715    5.86%
Consumer loans                      16,372      866,354   7.52%     15,991       843,830    7.54%     16,081      794,756    8.03%
Loan fees & late charges             2,452            -   0.00%      2,179             -    0.00%      2,439            -    0.00%
                               ---------------------------------------------------------------------------------------------------
  Total loans (TE)                  45,932    2,713,963   6.74%     43,573     2,640,689    6.57%     41,397    2,394,185    6.88%

US treasury securities               (111)       11,439  -3.87%        149        11,391    5.19%         59       10,389    2.26%
US agency securities                 4,504      426,505   4.22%      4,757       445,886    4.27%      4,085      427,156    3.83%
CMOs                                 2,658      269,295   3.95%      2,815       285,862    3.94%      3,264      326,049    4.00%
Mortgage backed securities           4,124      387,881   4.25%      4,388       399,959    4.39%      4,009      380,907    4.21%
Municipals (TE)                      2,955      165,400   7.15%      3,030       169,812    7.14%      3,314      192,226    6.90%
Other securities                       884       60,008   5.89%        434        55,790    3.11%        309       25,804    4.79%
                               ---------------------------------------------------------------------------------------------------
  Total securities (TE)             15,013    1,320,529   4.55%     15,572     1,368,701    4.55%     15,041    1,362,532    4.42%

Fed funds sold                          64       12,003   2.13%         27         7,807    1.36%         18        7,422    0.98%
Cds with banks                          42        7,514   2.22%         13         7,860    0.66%          7        5,708    0.51%
                               ---------------------------------------------------------------------------------------------------
  Total short-term investments         106       19,517   2.16%         40        15,667    1.01%         26       13,129    0.78%

  Average earning assets
     yield (TE)                    $61,051   $4,054,009   6.00%    $59,184    $4,025,057    5.86%    $56,464   $3,769,847    5.96%

Interest-Bearing Liabilities
Interest-bearing transaction
     deposits                       $3,979   $1,774,552   0.89%     $3,905    $1,815,933    0.86%     $3,847   $1,689,252    0.90%
Time deposits                        9,585    1,162,958   3.28%      9,428     1,143,143    3.28%      8,709    1,107,491    3.12%
                               ---------------------------------------------------------------------------------------------------
   Total interest bearing deposits  13,564    2,937,510   1.84%     13,333     2,959,075    1.79%     12,556    2,796,743    1.78%

Customer repos                         723      223,837   1.28%        532       212,573    1.00%        343      174,525    0.78%
Other borrowings                       727       75,945   3.81%        702        70,223    3.98%        630       63,212    3.95%
                               ---------------------------------------------------------------------------------------------------
  Total borrowings                   1,450      299,782   1.92%      1,234       282,796    1.74%        972      237,737    1.62%

  Total interest bearing liab cost $15,014   $3,237,291   1.85%    $14,567    $3,241,872    1.79%    $13,529   $3,034,480    1.77%

Noninterest-bearing deposits                    671,758                          654,780                          618,544
Other net interest-free funding
     sources                                    144,960                          128,405                          116,823

Total Cost of Funds                $15,014   $4,054,009   1.47%    $14,567    $4,025,057    1.44%    $13,529   $3,769,847    1.42%

Net Interest Spread (TE)           $46,037                4.16%    $44,617                  4.07%    $42,936                 4.19%

Net Interest Margin (TE)           $46,037   $4,054,009   4.53%    $44,617    $4,025,057    4.42%    $42,936   $3,769,847    4.54%

                                                                  - more -

Hancock Holding Company                                                                                   - Add 11 -
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

                                                                               Twelve Months Ended
                                              ------------------------------------------------------------------------------------
                                                                 12/31/2004                                12/31/2003
                                              ------------------------------------------  ----------------------------------------
                                                Interest           Volume         Rate       Interest         Volume      Rate
                                              -----------    --------------    ---------- --------------  ------------- ----------

Average Earning Assets
Commercial & real estate loans (TE)              $77,550       $1,372,014        5.65%        $66,719       $1,140,288     5.85%
Mortgage loans                                    22,282          392,028        5.68%         20,514          336,603     6.09%
Consumer loans                                    63,830          835,518        7.64%         63,534          761,354     8.34%
Loan fees & late charges                           9,207                -        0.00%         11,084                -     0.00%
                                              ------------------------------------------------------------------------------------
  Total loans (TE)                               172,868        2,599,561        6.65%        161,850        2,238,245     7.23%

US treasury securities                               200           11,003        1.82%            948           29,574     3.20%
US agency securities                              17,754          424,875        4.18%         19,162          466,809     4.10%
CMOs                                              11,515          296,625        3.88%         14,905          440,704     3.38%
Mortgage backed securities                        16,706          389,871        4.29%         12,558          302,393     4.15%
Municipals (TE)                                   12,371          173,317        7.14%         14,045          198,599     7.07%
Other securities                                   2,248           49,659        4.53%          1,215           28,075     4.33%
                                              ------------------------------------------------------------------------------------
  Total securities (TE)                           60,795        1,345,350        4.52%         62,832        1,466,156     4.29%

Fed funds sold                                       297           26,304        1.13%            532           46,441     1.14%
Cds with banks                                        74            7,241        1.02%             40            6,136     0.65%
Other short-term investments                          13            1,366        0.97%             65            5,409     1.21%
                                              ------------------------------------------------------------------------------------
  Total short-term investments                       384           34,911        1.10%            637           57,986     1.10%

  Average earning assets yield (TE)             $234,047       $3,979,822        5.88%       $225,319       $3,762,387     5.99%

Interest-Bearing Liabilities
Interest-bearing transaction deposits            $15,579       $1,805,652        0.86%        $17,694       $1,679,348     1.05%
Time deposits                                     36,991        1,146,977        3.23%         36,497        1,123,409     3.25%
                                              ------------------------------------------------------------------------------------
   Total interest bearing deposits                52,570        2,952,629        1.78%         54,191        2,802,757     1.93%

Customer repos                                     1,909          195,470        0.98%          1,446          177,535     0.81%
Other borrowings                                   2,790           69,961        3.99%          2,324           56,672     4.10%
                                              ------------------------------------------------------------------------------------
  Total borrowings                                 4,699          265,431        1.77%          3,770          234,207     1.61%

  Total interest bearing liab cost               $57,270       $3,218,060        1.78%        $57,961       $3,036,964     1.91%

Noninterest-bearing deposits                                      650,106                                      604,448
Other net interest-free funding sources                           111,657                                      120,975

Total Cost of Funds                              $57,270       $3,979,822        1.44%        $57,961       $3,762,387     1.54%

Net Interest Spread (TE)                        $176,777                         4.10%       $167,358                      4.08%

Net Interest Margin (TE)                        $176,777       $3,979,822        4.44%       $167,358       $3,762,387     4.45%

                                                                  - more -

Hancock Holding Company                                                                                            - Add 12 -
Quarterly Financial Data
(amounts in thousands, except per share data)
(unaudited)
                                                                     2003                                  2004
                                                ---------------------------------------------------------------------------------
                                                      1Q        2Q        3Q        4Q        1Q        2Q        3Q         4Q
                                                ---------------------------------------------------------------------------------
Per Common Share Data

Earnings per share:
    Basic                                          $0.42     $0.38     $0.42     $0.48     $0.44     $0.50     $0.47      $0.49
    Diluted                                        $0.41     $0.37     $0.41     $0.46     $0.43     $0.50     $0.47      $0.48
Cash dividends per share                          $0.105    $0.105    $0.115    $0.115    $0.125    $0.125    $0.165     $0.165
Book value per share (period end)                 $12.72    $12.92    $12.81    $13.06    $13.75    $13.32    $14.16     $14.32
Tangible book value per share (period end)        $10.80    $11.02    $10.92    $11.19    $11.58    $11.17    $12.03     $12.16
Weighted average number of shares:
    Basic                                         30,884    30,841    30,624    30,510    32,048    32,549    32,495     32,467
    Diluted                                       33,512    33,484    33,298    33,288    33,018    33,042    33,054     33,078
Period-end number of shares                       30,870    30,777    30,522    30,450    32,558    32,538    32,472     32,440
Market data:
    High closing price                            $23.47    $24.63    $25.85    $29.25    $32.00    $32.25    $34.27     $34.83
    Low closing price                             $21.40    $21.00    $23.01    $24.68    $27.08    $25.00    $27.32     $30.00
    Period end closing price                      $21.53    $23.38    $24.68    $27.29    $30.96    $29.06    $31.79     $33.46
    Trading volume                                 2,843     2,573     3,032     2,963     2,745     3,252     2,792      2,781

Other Period-end Data

FTE Headcount                                      1,746     1,789     1,751     1,734     1,717     1,754     1,731      1,767
Tangible common equity                          $333,374  $338,819  $333,125  $340,583  $377,056  $363,451  $390,696   $394,389
Tier I capital                                  $360,824  $367,068  $371,677  $378,262  $372,527  $381,428  $391,098   $399,320
Goodwill                                         $49,400   $49,400   $49,100   $49,100   $59,281   $56,474   $56,474    $55,409
Amortizable intangibles                           $6,346    $6,168    $5,816    $5,376    $8,732   $11,410   $10,852    $12,263
Mortgage servicing intangibles                    $3,645    $3,088    $3,023    $2,755    $2,464    $2,171    $1,922     $2,520

Performance Ratios

Return on average assets                           1.37%     1.20%     1.31%     1.47%     1.33%     1.49%     1.37%      1.39%
Return on average common equity                   14.08%    12.42%    13.79%    15.21%    13.01%    14.97%    13.67%     13.54%
Earning asset yield (TE)                           6.05%     5.95%     5.99%     5.96%     5.82%     5.83%     5.86%      6.00%
Total cost of funds                                1.71%     1.58%     1.46%     1.42%     1.41%     1.43%     1.44%      1.47%
Net interest margin (TE)                           4.34%     4.37%     4.54%     4.54%     4.41%     4.40%     4.42%      4.53%
Non-interest expense as a percent
   of total revenue (TE) before amortization
     of purchased intangibles and
     securities transactions                      57.33%    60.09%    57.90%    56.12%    60.17%    56.79%    57.55%     54.95%
Average common equity as
   a percent of average total assets               9.73%     9.68%     9.49%     9.63%    10.24%     9.95%    10.00%     10.26%
Leverage ratio                                     9.05%     9.00%     9.10%     9.29%     8.73%     8.76%     8.86%      8.97%
Tangible common equity to assets                   8.14%     8.31%     8.15%     8.32%     8.77%     8.27%     8.83%      8.58%
Net charge-offs as a
   percent of average loans                        0.59%     0.64%     0.52%     0.61%     0.45%     0.47%     0.45%      0.56%
Allowance for loan losses as
   a percent of period end loans                   1.64%     1.57%     1.54%     1.50%     1.49%     1.47%     1.45%      1.48%
Allowance for loan losses to
   NPAs + loans 90 days past due                  149.63%   138.95%   147.27%   169.73%   188.51%   211.55%   225.17%    251.85%
Provision for loan losses to net charge-offs      100.00%   114.43%   133.92%   113.59%   126.92%   126.52%   114.34%    150.98%
Loan/Deposit Ratio                                 62.35%    63.38%    66.78%    70.10%    70.16%    70.13%    73.07%     75.19%
Non-interest income excluding
  securities transactions, as a percent
  of total revenue (TE)                            30.29%    29.10%    30.70%    31.40%    34.75%    35.93%    31.98%     32.37%

                                                                  - more -

Hancock Holding Company                                                                               - Add 13 -
Quarterly Financial Data
(amounts in thousands, except per share data)
(unaudited)
                                                               2003                                          2004
                                        ------------------------------------------------------------------------------------------
                                             1Q          2Q         3Q          4Q          1Q          2Q          3Q        4Q
                                        ------------------------------------------------------------------------------------------
Asset Quality Information

Non-accrual loans                         $11,949     $16,860     $13,988     $12,161      $9,670     $10,134     $7,770     $7,480
Foreclosed assets                           5,230       5,685       6,187       5,809       5,212       4,270      4,151      3,513
                                        ------------------------------------------------------------------------------------------
Total non-performing assets               $17,179     $22,545     $20,175     $17,970     $14,882     $14,404    $11,921    $10,993
Non-performing assets as a percent of
  loans and foreclosed assets               0.81%       1.00%       0.86%       0.73%       0.59%       0.55%      0.44%      0.40%

Accruing Loans 90 days past due            $6,039      $2,817      $4,439      $3,682      $5,011      $3,701     $5,277     $5,160
Accruing Loans 90 days past due as
   a percent of loans                       0.28%       0.13%       0.19%       0.15%       0.20%       0.14%      0.20%      0.19%
Non-performing assets + accruing loans
   90 days past due to loans and
   foreclosed assets                        1.09%       1.12%       1.05%       0.88%       0.79%       0.69%      0.64%      0.59%

Net charge-offs                            $3,020      $3,466      $2,978      $3,680      $2,786      $3,017     $2,963     $3,839
Net charge-offs as
   a percent of average loans               0.59%       0.64%       0.52%       0.61%       0.45%       0.47%      0.45%      0.56%

Allowance for loan losses                 $34,740     $35,240     $36,250     $36,750     $37,500     $38,300    $38,725    $40,682
Allowance for loan losses as a
   percent of period end loans              1.64%       1.57%       1.54%       1.50%       1.49%       1.47%      1.45%      1.48%
Allowance for loan losses to NPAs +
   accruing loans 90 days past due        149.63%     138.95%     147.27%     169.73%     188.51%     211.55%    225.17%    251.85%

Provision for loan losses                  $3,020      $3,966      $3,988      $4,180      $3,536      $3,817     $3,388     $5,796
Provision for loan losses to net
     charge-offs                          100.00%     114.43%     133.92%     113.59%     126.92%     126.52%    114.34%    150.98%

Net Charge-Off Information

Net charge-offs:
Commercial/real estate loans                 $741      $1,605        $880        $599      $1,159        $788       $734     $1,003
Mortgage loans                                 35           4           -          74         (1)        (26)       (22)         38
Direct consumer loans                       1,251       1,094       1,094       1,583         637       1,182      1,222      1,173
Indirect consumer loans                       588         334         637         576         442         572        402        910
Finance company loans                         405         429         367         848         549         501        627        715
                                        ------------------------------------------------------------------------------------------
Total net charge-offs                      $3,020      $3,466      $2,978      $3,680      $2,786      $3,017     $2,963     $3,839

Average loans:
Commercial/real estate loans           $1,061,644  $1,100,310  $1,159,338  $1,237,715  $1,299,399  $1,352,432 $1,396,149 $1,439,074
Mortgage loans                            294,611     329,534     359,563     361,715     367,320     391,270    400,710    408,535
Direct consumer loans                     498,822     494,880     492,307     491,340     487,452     483,150    487,139    498,336
Indirect consumer loans                   190,648     198,917     225,199     248,817     268,311     279,230    296,755    307,413
Finance Company loans                      47,484      49,164      52,509      54,598      55,488      57,829     59,935     60,604
                                        ------------------------------------------------------------------------------------------
Total average loans                    $2,093,209  $2,172,805  $2,288,917  $2,394,185  $2,477,971  $2,563,910 $2,640,689 $2,713,963

Net charge-offs to average loans:
Commercial/real estate loans                0.28%       0.59%       0.30%       0.19%       0.36%       0.23%      0.21%      0.28%
Mortgage loans                              0.05%       0.00%       0.00%       0.08%       0.00%      -0.03%     -0.02%      0.04%
Direct consumer loans                       1.02%       0.89%       0.88%       1.28%       0.53%       0.98%      1.00%      0.94%
Indirect consumer loans                     1.25%       0.67%       1.12%       0.92%       0.66%       0.82%      0.54%      1.18%
Finance Company loans                       3.46%       3.50%       2.77%       6.16%       3.98%       3.48%      4.16%      4.69%
                                        ------------------------------------------------------------------------------------------
Total net charge-offs to average loans      0.59%       0.64%       0.52%       0.61%       0.45%       0.47%      0.45%      0.56%

                                                                  - more -

Hancock Holding Company                                                                                            - Add 14 -
Quarterly Financial Data
(amounts in thousands, except per share data)
(unaudited)
                                                                  2003                                      2004
                                               -----------------------------------------------------------------------------------
                                                    1Q        2Q        3Q        4Q         1Q         2Q        3Q        4Q
                                               -----------------------------------------------------------------------------------
Income Statement

Interest income                                  $53,616   $54,627   $55,208   $54,697    $53,842    $56,318   $57,424   $59,190
Interest income (TE)                              55,479    56,400    56,975    56,464     55,696     58,115    59,184    61,051
Interest expense                                  15,581    14,963    13,889    13,529     13,470     14,218    14,567    15,014
                                               -----------------------------------------------------------------------------------
Net interest income (TE)                          39,898    41,438    43,087    42,936     42,226     43,897    44,617    46,037
Provision for loan losses                          3,020     3,966     3,988     4,180      3,536      3,817     3,388     5,796
Non-interest income excluding gain on
  sale of branches and securities transactions    17,339    17,002    19,091    19,657     20,231     21,619    20,973    22,037
Gains on sale of branches & credit card
  merchant                                             -         -         -         -      2,258      3,000         -         -
Securities transactions gains/(losses)               455       659         0       553        149         11       (2)         4
Non-interest expense                              32,991    35,297    36,352    35,568     39,262     39,437    38,306    37,945
                                               -----------------------------------------------------------------------------------
Income before income taxes                        19,818    18,063    20,071    21,630     20,212     23,476    22,134    22,475
Income tax expense                                 6,156     5,681     6,409     6,382      6,068      7,104     6,737     6,684
                                               -----------------------------------------------------------------------------------
Net income                                        13,663    12,382    13,662    15,248     14,144     16,372    15,396    15,791
Preferred dividends                                  663       663       663       663          -          -         -         -
                                               -----------------------------------------------------------------------------------
Net income to common                             $13,000   $11,719   $12,998   $14,585    $14,144    $16,372   $15,396   $15,791
                                              ====================================================================================

Non-interest Income
  and Operating Expense

Service charges on deposit accounts              $10,155   $10,202   $11,117   $11,071    $10,230    $10,771   $11,567   $11,062
Trust fees                                         1,940     2,032     1,776     1,976      1,985      2,277     2,281     2,487
Debit card & merchant fees                           801     1,091       882       870        861      1,042     1,197     1,172
Insurance fees                                       516       836       841       557      2,484      2,828     2,056     1,824
Investment & annuity fees                            931       840       970       874        693        584       438       581
ATM fees                                             966       990     1,021     1,016      1,128      1,136     1,129     1,119
Secondary mortgage market operations                 640     (203)       710       582        385        531       529     1,489
Other income                                       1,390     1,216     1,774     2,712      2,465      2,450     1,776     2,302
                                               -----------------------------------------------------------------------------------
   Non-interest income excluding gains on sale
    of branches, credit card merchant and
    securities transactions                       17,339    17,004    19,091    19,657     20,231     21,619    20,973    22,037
Gains on sale of branches and credit card
    merchant                                           0         0         0         0      2,258      3,000         0         0

Securities transactions gains/(losses)               455       659         0       553        149         11       (2)         4
                                               -----------------------------------------------------------------------------------
  Total non-interest income including gains on
  sale of branches, credit card merchant and
  securities transactions                         17,794    17,663    19,091    20,209     22,638     24,631    20,971    22,041
                                               -----------------------------------------------------------------------------------

Personnel expense                                 20,171    20,705    21,290    19,242     22,896     21,137    20,664    21,706
Occupancy expense (net)                            2,117     2,294     2,512     2,362      2,413      2,405     2,470     2,627
Equipment expense                                  2,086     2,221     2,459     2,331      2,326      2,376     2,419     2,548
Other operating expense                            8,438     9,899     9,738    11,193     11,302     12,996    12,194    10,526
Amortization of intangibles                          178       178       352       440        325        524       558       538
                                               -----------------------------------------------------------------------------------
   Total non-interest expense                    $32,991   $35,297   $36,352   $35,568    $39,262    $39,437   $38,306   $37,945

                                                                  - 30 -